UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2004

                                  AVIGEN, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                   000-28272                13-3647113
(State or other jurisdiction      (Commission File          (I.R.S. Employer
       of incorporation)               Number)             Identification No.)

                             1301 Harbor Bay Parkway
                            Alameda, California 94502
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-7150

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 11, 2004, Avigen, Inc. issued a press release announcing results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

        The information in the report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Avigen, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AVIGEN, INC.


Dated: February 11, 2004                 By:   /s/ THOMAS J. PAULSON
                                            ------------------------------------
                                            Thomas J. Paulson
                                            Vice President, Finance and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS

99.1 Press release of Avigen, Inc. issued February 11, 2004, announcing results for the quarter and year ended December 31, 2003.